UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011
Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
16 Maiden Lane, Fifth Floor
San Francisco, CA 94108
(Address of principal executive offices) (Zip Code)
(415) 655-4580
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
     On May 18, 2011, Terreno Realty Corporation (the “Company”) held its annual meeting of stockholders in San Francisco, California (the “Annual Meeting”). As of the record date, there were a total of 9,290,960 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable, and with respect to the non-binding, advisory vote on the frequency of holding non-binding, advisory votes on the compensation of the Company’s named executive officers, the number of votes cast for a frequency of every year, every two years and every three years and the number of abstentions and broker non-votes.
(a)	Votes regarding the election of the persons named below as directors, each to serve until the next annual meeting of stockholders and until his successor has been duly elected and qualifies were as follows:

	Total Number of Votes	Total Number of
Names of Directors	Cast For	Votes Withheld	Broker Non Votes
W. Blake Baird	7,995,375	22,432	563,684
Michael A, Coke	7,449,598	568,209	563,684
Leroy E, Carlson	7,957,374	60,433	563,684
Peter J. Merlone	7,957,374	60,433	563,684
Douglas M. Pasquale	7,949,974	67,833	563,684
Dennis Polk	7,957,374	60,433	563,684
Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director until the next annual meeting of stockholders and until his successor has been duly elected and qualifies.
(b) Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non Votes
7,994,475	15,482	7,850	563,684
Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.
(c) Votes regarding a non-binding, advisory proposal regarding the frequency of holding future non-binding, advisory votes on the compensation of the Company’s named executive officers, were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non Votes
7,645,474	—	372,133	200	563,684
Based on the votes set forth above, the Company’s stockholders approved, on a non-binding, advisory basis, a frequency of every year for holding future non-binding, advisory votes on the compensation of the Company’s named executive officers. After taking into consideration the foregoing voting results and the prior recommendation of the board of directors of the Company (the “Board”) in favor of an annual advisory shareholder vote on the compensation of the Company’s named executive officers, the Board intends to hold future non-binding advisory votes on the compensation of the Company’s named executive officers every year.

(d) Votes regarding the ratification of the audit committee’s appointment of Deloitte & Touche LLP as independent registered certified public accounting firm for the 2011 fiscal year were as follows:

For	Against	Abstain	Broker Non Votes
8,514,388	67,103	—	—
Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the independent registered certified public accounting firm of the Company to serve for the fiscal year ending December 31, 2011 was duly ratified by the Company’s stockholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation
Date: May 23, 2011	By:	/S/ Michael A. Coke
Michael A. Coke

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